UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005 (September 30, 2005)




                                   BW ACQUISITION, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





Nevada                                               94-3377540
(State or other jurisdiction of                   (I.R.S. Employer
 Incorporation or organization)                   Identification No.)

2765 Wrondel Way, #1
Reno, NV                                            89502
(Address of Principal Executive Office)           (Zip Code)

                            (760) 732-5868
                      (Issuer's Telephone Number)


                  1000 G Street 2nd Floor, Sacramento, CA 95814
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)


---------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

On September 30, 2005, Cal-Bay International,Inc. announced the resignations of Roger Pawson from its board of directors and asan officer of the company. Mr. Pawson served as President and CEO, and was the Chairman of the Board of Directors. The resignations of Mr. Thompson and Mr. Prebay were not due to any disagreements or other conflicts with BW Acquisition, Inc.

On September 30, 2005, Cal-Bay International,Inc. announced the appointment of David Fundrburk as Chairman of the Board.

Mr. Funderburk was also appointed to the positions of President and CEO, of Cal-Bay International, Inc.

Mr. Funderburk will continue to also serve as Secreatry and Treasurer of BW Acquisition, Inc., a position he has held since September 9, 2004.


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                                   SIGNATURES


In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BW ACQUISITION, INC.,
                              A Nevada Corporation
                            -------------------------
                                  (Registrant)


                       By: /s/ David Funderburk
                           ------------------------------------------
                           David Funderburk, President, Secretary, Treasurer
                                             and Director

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